Schedule 14A Information
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No. _)

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FRANKLIN TEMPLETON ETF TRUST

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FRANKLIN TEMPLETON ETF TRUST
Franklin Focused Dynamic Growth ETF
A Special Meeting of Shareholders of Franklin Templeton ETF Trust, (the “Trust”), on behalf of Franklin Focused Dynamic Growth ETF (the “Fund”), will be conducted exclusively online via live webcast at 11:00 a.m., Eastern time on November 18, 2026, to vote on an important proposal that affects the Fund. Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.
Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
The proposal for the Fund has been carefully reviewed by the Board of Trustees of the Trust (the “Board”). The Trustees of the Trust are responsible for overseeing the business of the Trust and protecting your interests as a shareholder. All of the Trustees except for one are Independent Trustees within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), who are not affiliated with Franklin Templeton. The Board recommends that you vote FOR the proposal.
Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package. Be sure to sign the card or form before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.
If you have any questions before you vote, please call Sodali Fund Solutions, our proxy solicitor, at 1-800-710-6298 (10:00 a.m.-11:00 p.m., Eastern time , Monday through Friday). We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.
The following Q&A is provided to assist you in understanding the proposal that affects your Fund. The proposal is described in greater detail in the enclosed proxy statement. We appreciate you placing your trust in Franklin Templeton and look forward to continuing to help you achieve your financial goals.
Important information to help you understand and vote on the proposal.
Below is a brief overview of the proposal to be voted on. The proxy statement provides more information on the proposal to be voted upon by Fund shareholders. Your vote is important, no matter how large or small your holdings may be.
What proposal am I being asked to vote on?
Shareholders are being asked to vote on the following proposal:
To approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration.

Has the Fund’s Board of Trustees approved the proposal?
The Board has unanimously approved the proposal. The Board recommends that you vote to approve the proposal.
What is the Fund’s current fundamental investment policy regarding industry concentration and why is it proposed to be changed?
The following chart is intended to illustrate the difference between the Fund’s current concentration policy and the updated concentration policy that would be implemented following the approval of the proposal.

Current	Updated
The Fund may not invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued by the U.S. government or any of its agencies or instrumentalities).

The Fund may not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in securities issued by companies operating within information technology related industries.

Under the 1940 Act, a fund may not amend its fundamental concentration policy without shareholder approval. Franklin Advisers, Inc. (“FAV”), the Fund’s investment adviser, and Franklin Distributors, LLC, the Fund’s distributor (collectively with FAV, “Management”), are proposing to amend the Fund’s fundamental concentration policy as reflected above in order to provide the Fund’s portfolio manager additional flexibility to manage the Fund in accordance with its growth focused investment strategy without regulatory restrictions limiting desired exposures.
What will be the effect of changing the Fund’s current fundamental investment policy regarding industry concentration?
Management does not anticipate any material changes to the manner in which the Fund is managed day-to-day as a result of the proposed change to the fundamental industry concentration policy. Specifically, the fundamental research and analysis, security selection process and investment purchase and sale discipline applied by the Fund’s portfolio manager in pursuing the Fund’s investment objective and high growth-driven strategy is not changing and no material change to the Fund’s risk/return profile is anticipated. However, if shareholders approve the new fundamental industry concentration policy, the Fund will be permitted to invest more than 25% of its assets within each of the industries identified in the Prospectus and Statement of Additional Information (SAI) as comprising the group of industries in which the Fund concentrates, and the Fund will continuously maintain more than 25% of its assets invested in such group of industries, consistent with the regulatory framework established under the 1940 Act and related SEC guidance. Conversely, under the prior policy, the Fund was not permitted to invest more than 25% of its assets in any particular industry. Management believes this change affords flexibility to invest as desired in industries relevant to the Fund’s investment mandate, particularly in view of increasing conditions of market concentration and volatility, within 1940 Act regulatory parameters.
Who is Sodali Fund Solutions?
Sodali Fund Solutions (the “Solicitor”) is a third party company that is not affiliated with the Fund or with Franklin Templeton that the Trust, on behalf of the Fund, hired to call or otherwise solicit

Q&A

shareholders and record proxy votes. In order to hold a shareholder meeting, a certain percentage of a Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must be adjourned to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.
How many votes am I entitled to cast?
Shareholders are entitled to one vote for each share they own of the Fund on the record date. The record date is September 24, 2026 (the “Record Date”).
How do I vote my shares?
You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions. In addition, you may also vote through the Internet by visiting the website printed on your proxy card or voting instruction form and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Sodali Fund Solutions at 1-800-710-6298 (10:00 a.m.-11:00 p.m., Eastern time , Monday through Friday).
How do I sign the proxy card?
Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card or form.
Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”
May I attend the meeting?
The meeting will be conducted exclusively online via live webcast. Shareholders as of the Record Date (September 24, 2026) may request the meeting credentials by following the instructions below. In each case, the request should be received no later than November 17, 2026 at 12:00 p.m., Eastern time .
If you hold Fund shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in the Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to the Solicitor at sfs-meetinginfo@sodali.com with “Legal Proxy” included in the subject line. The email must also state whether before the meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your meeting credentials for participation in the meeting and instructions for voting during the meeting.

Q&A

The meeting will begin promptly at 11:00 a.m., Eastern time on November 18, 2026. The Fund encourages you to access the meeting a few minutes prior to the start time, leaving ample time for the check in. For technical assistance in accessing the meeting, shareholders can email sfs-meetinginfo@sodali.com. During the meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

Q&A

FRANKLIN TEMPLETON ETF TRUST
Franklin Focused Dynamic Growth ETF
IMPORTANT SHAREHOLDER INFORMATION
These materials are for a Special Meeting of Shareholders of Franklin Templeton ETF Trust, (the “Trust”), on behalf of Franklin Focused Dynamic Growth ETF (the “Fund”), which will be held exclusively online via live webcast on November 18, 2026 at 11:00 a.m., Eastern time . The enclosed materials discuss the proposal (the “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on an important issue relating to the Fund as described further in the enclosed proxy statement. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 1 of the proxy statement.
We urge you to review carefully the Proposal in the proxy statement. Then, please fill out and sign the proxy card or voting instruction form and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the additional costs of having to conduct additional mailings may be avoided.
We welcome your comments. If you have any questions or would like to quickly vote your shares, call Sodali Fund Solutions, our proxy solicitor, toll-free at 1-800-710-6298 . Agents are available 10:00 a.m.-11:00 p.m., Eastern time , Monday through Friday.
TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or if eligible through the Internet, 24 hours a day. Please follow the instructions on the enclosed proxy card to vote by telephone or online. If your account is eligible, instructions are enclosed.

FRANKLIN TEMPLETON ETF TRUST
Franklin Focused Dynamic Growth ETF
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
The Board of Trustees of Franklin Templeton ETF Trust (the “Trust”), on behalf of Franklin Focused Dynamic Growth ETF (the “Fund”), have called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be conducted exclusively online via live webcast on November 18, 2026, at 11:00 a.m., Eastern time .
During the Meeting, shareholders of the Fund will be asked to vote on the following Proposal:
To approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration.
Shareholders of record as of the close of business on September 24, 2026, are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting.
For technical assistance in accessing the Meeting, shareholders can email sfs-meetinginfo@sodali.com.

By Order of the Board of Trustees,

Patrick O’Connor
President and Chief Executive Officer – Investment Management

October 7, 2026

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.
You are invited to attend the Meeting, which will be conducted exclusively online via live webcast, but if you cannot do so, the Board of Trustees urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting at the Meeting. You may vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions. In addition, if your account is eligible, you may be able to vote online by visiting the website printed on your proxy card and following the online instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 18, 2026.

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at https://proxyvotinginfo.com/p/ffog2026 . The form of proxy on the Internet site cannot be used to cast your vote.
If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting online, please call Sodali Fund Solutions, our proxy solicitor, toll free at 1-800-710-6298 .

FRANKLIN TEMPLETON ETF TRUST
Franklin Focused Dynamic Growth ETF
PROXY STATEMENT
INFORMATION ABOUT VOTING
Who is asking for my vote?
The Board of Trustees of Franklin Templeton ETF Trust (the “Trust”), on behalf of Franklin Focused Dynamic Growth ETF (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on November 18, 2026 (the “Meeting”), have requested your vote on the Proposal, as described herein.
Who is eligible to vote?
Shareholders of record at the close of business on September 24, 2026 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Shareholders of record of the Fund are entitled to one vote for each share of the Fund that they own of the Fund on each matter relating to the Fund presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy card and the proxy statement were first mailed to shareholders of record on or about October 7, 2026 .
On what issue am I being asked to vote?
Shareholders are being asked to vote on the following Proposal:
To approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration.
How does the Board of Trustees of my Fund recommend that I vote?
The Board of the Trust unanimously recommends that you vote:
FOR the approval of the proposed amendment to the current fundamental investment policy regarding industry concentration.
How do I ensure that my vote is accurately recorded?
You may submit your proxy card in one of four ways:
By Internet. The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.
By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.
By Mail. Mark the enclosed proxy card or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided. For joint accounts, one or more owners may sign the proxy card or voting instruction form.
By virtually attending the Meeting. You can vote your shares on-line at the Meeting.
If you require additional information regarding the Meeting, you may contact Sodali Fund Solutions, the proxy solicitor, toll-free at 1-800-710-6298 . Please see the section entitled “Further Information About Voting and the Meeting” for more information on Sodali Fund Solutions.
Proxy cards (either physical proxy cards as enclosed herein or online proxy cards available for eligible accounts at the website printed on your proxy card) that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal on which you are entitled to vote, your proxy will be voted in accordance with the Trustees’ recommendations described above.
May I revoke my proxy?
You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by virtually attending the Meeting and voting on-line.
What if my shares are held by a financial intermediary?
If your shares are held by your bank, broker or other custodian, then in order to vote at the on-line Meeting, you will need to obtain a “legal proxy” from your broker as discussed below in “May I attend the Meeting- If you hold shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date.” Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.
May I attend the Meeting?
The Meeting will be conducted exclusively online via live webcast. Shareholders as of the record date (September 24, 2026) (the “Record Date”) may request the Meeting credentials by following the instructions below. In each case, the request should be received no later than November 17, 2026 at 12:00 p.m., Eastern time .
If you hold shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the Meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in the Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to the Solicitor at sfs-meetinginfo@sodali.com with “Legal Proxy” included in the subject line. The email must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the Meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your Meeting credentials for participation in the Meeting and instructions for voting during the Meeting.

The Meeting will begin promptly at 11:00 a.m., Eastern time on November 18, 2026. The Fund encourages you to access the Meeting a few minutes prior to the start time leaving ample time for the check-in. For technical assistance in accessing the Meeting, shareholders can email sfs-meetinginfo@sodali.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.
THE PROPOSAL
PROPOSAL TO APPROVE AN AMENDMENT TO THE FUND’S CURRENT FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION
The Board of Trustees of the Trust unanimously recommends that the shareholders of the Fund approve the proposed amendment to the Fund’s fundamental policy regarding industry concentration. Under the 1940 Act, a fund may not amend its fundamental concentration policy without shareholder approval. Franklin Advisers, Inc. (“FAV”), the Fund’s investment adviser, and Franklin Distributors, LLC, the Fund’s distributor (collectively with FAV, “Management”), are proposing to amend the Fund’s fundamental concentration policy as reflected below in order to provide the Fund’s portfolio manager additional flexibility to manage the Fund in accordance with its growth focused investment strategy, which has historically resulted in sustained exposure to industries within the information technology sector as well as related industries classified in adjacent sectors, such as the communication services sector. Management’s proposal to authorize the Fund to concentrate its investments in the above-referenced group of related industries would also align the Fund’s approach with the policies adopted by the funds in Franklin Templeton’s thematic ETF product lineup that are also managed by the same portfolio manager, thereby enabling the Fund to operate its investment program in a more effective manner through efficiencies generated as a result of conforming the administration of the policies across similarly managed funds and by allowing the Fund to increase its investment exposure to issuers identified as attractive investment opportunities within information technology related industries beyond 25% (up to 100% of the Fund’s portfolio). This change is anticipated to improve the Fund’s ability to pursue its growth focused investment strategy as described in the Fund’s principal investment strategies without regulatory restrictions limiting desired exposures given the outsized concentration of growth issuers within the information technology sector. In contrast, under the prior policy, the Fund was not permitted to invest more than 25% of its assets in any particular industry, which limited the Fund’s ability to increase its exposure to issuers identified as attractive investment opportunities within technology related industries and/or subindustries based on the overall composition of the Fund’s portfolio, particularly in conditions of heightened market concentration and volatility.
As indicated above, Management does not anticipate any material changes to the manner in which the Fund is managed day-to-day as a result of the proposed change to the fundamental industry concentration policy. Specifically, the fundamental research and analysis, security selection process and investment purchase and sale discipline applied by the Fund’s portfolio manager in pursuing the Fund’s investment objective and high growth-driven strategy is not changing and no material change to the Fund’s risk/return profile is anticipated. However, if shareholders approve the new fundamental industry concentration policy, the Fund will be permitted to invest more than 25% of its assets within each of the industries identified in the prospectus and SAI as comprising the group of industries in which the Fund concentrates, and the Fund will continuously maintain more than 25% of its assets invested in such group of industries, consistent with the regulatory framework established under the 1940 Act and related SEC guidance. Conversely, under the prior policy, the Fund was not permitted to invest more than 25% of its assets in any particular industry. Management believes this change affords flexibility to invest as desired in industries relevant to the Fund’s investment mandate, particularly in view of increasing conditions of market concentration and volatility, within 1940 Act regulatory parameters.

Explanatory disclosure regarding the implementation of the new concentration policy for the Fund would be added to the Fund’s Prospectus and SAI identifying, for illustrative purposes only, the industries and/or sub-industries aligned with the Fund’s growth focused investment strategy that will count towards the 25% investment exposure threshold for purposes of compliance with the Fund’s new concentration policy as follows:
Although not part of the Fund’s fundamental investment restriction, for illustration purposes, companies operating within information technology related industries currently include, but are not limited to, companies within industries in the information technology sector as well as technology-related companies operating in the communication services sector, including companies in the following industries: semiconductors and semiconductor equipment; technology hardware, storage and peripherals; software; electronic equipment, instruments and components; IT services; communications equipment; interactive media and services; and entertainment.
This explanatory note would not be fundamental and thus could be modified in the future without seeking shareholder approval. Any such change would be reflected in the Fund’s registration statement disclosure.
In addition, the following clarifying disclosure regarding how the Fund’s investment manager defines a “group of industries” for purposes of the Fund’s fundamental industry concentration policy would be added to the Fund’s SAI:
In applying the fundamental policy regarding industry concentration as described above, the Fund defines a “group of industries” to mean a group of related industries, as determined in good faith by the Fund’s investment manager, based on published classifications or other sources. For the purposes of this policy, the Fund currently utilizes any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Fund’s investment manager. The investment manager may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with applicable SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the investment manager as to how to classify issuers.
What are the proposed changes to the Fund’s concentration policy?
The Fund’s concentration policy is proposed to be amended as follows:

Current Concentration Policy	Proposed Concentration Policy
The Fund may not invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued by the U.S. government or any of its agencies or instrumentalities).

The Fund may not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in securities issued by companies operating within information technology related industries.*

As noted above, the following non-fundamental clarification of the application of the new policy would be added to the Fund’s Prospectus and SAI:
*
Although not part of the Fund’s fundamental investment restriction, for illustration purposes, companies operating within information technology related industries currently include, but are not limited to, companies within industries in the information technology sector as well as technology-related companies operating in the communication services sector, including companies in the following industries: semiconductors and semiconductor equipment; technology hardware, storage and peripherals; software; electronic equipment, instruments and components; IT services; communications equipment; interactive media and services; and entertainment.
In addition, the following clarifying disclosure regarding how the Fund’s investment manager defines a “group of industries” for purposes of the Fund’s fundamental industry concentration policy would be added to the Fund’s SAI:
In applying the fundamental policy regarding industry concentration as described above, the Fund defines a “group of industries” to mean a group of related industries, as determined in good faith by the Fund’s investment manager, based on published classifications or other sources. For the purposes of this policy, the Fund currently utilizes any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Fund’s investment manager. The investment manager may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with applicable SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the investment manager as to how to classify issuers.
What will be the effect of changing the Fund’s current fundamental investment policy regarding industry concentration ?
Management does not anticipate any material changes to the manner in which the Fund is managed day-to-day as a result of the proposed change to the fundamental industry concentration policy. Specifically, the fundamental research and analysis, security selection process and investment purchase and sale discipline applied by the Fund’s portfolio manager in pursuing the Fund’s investment objective and high growth-driven strategy is not changing and no material change to the Fund’s risk/return profile is anticipated. However, if shareholders approve the new fundamental industry concentration policy, the Fund will be permitted to invest more than 25% of its assets within each of the industries identified in the prospectus and SAI as comprising the group of industries in which the Fund concentrates, and the Fund will continuously maintain more than 25% of its assets invested in such group of industries, consistent with the regulatory framework established under the 1940 Act and related SEC guidance. Conversely, under the prior policy, the Fund was not permitted to invest more than 25% of its assets in any particular industry. Management believes this change affords flexibility to invest as desired in industries relevant to the Fund’s investment mandate, particularly in view of increasing conditions of market concentration and volatility, within 1940 Act regulatory parameters.
What is the Required Vote on the Proposal?
The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined by the 1940 Act as the affirmative vote of the lesser of (A) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Fund (sometimes referred to as a “1940 Act Majority Vote”).

If the Proposal is not approved by shareholders of the Fund, then the Fund will not adopt the proposed new concentration policy and will continue to be managed in accordance with its current concentration policy . Management and the Board may consider additional courses of action with respect to the ongoing management of the Fund to the extent the Proposal is not approved, which may include adjourning the Meeting to allow further solicitation of proxies, or modifications to the Fund’s investment strategy as may be appropriate .   If approved by shareholders of the Fund, the proposed concentration policy would become effective on or about November 19, 2026, or as soon as practicable thereafter.
THE BOARD OF TRUSTEES OF THE TRUST, ON BEHALF OF THE FUND,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE PROPOSAL.
ADDITIONAL INFORMATION ABOUT THE FUND
The Investment Manager. Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California, 94403-1906, serves as investment manager of the Fund. Pursuant to an investment management agreement, the investment manager is responsible for the investment and reinvestment of the Fund’s assets. The investment manager is a wholly owned subsidiary of Franklin Templeton, Inc. Additional Fund service providers are set forth below.
Other Service Providers

Administrator	Franklin Templeton Services, LLC One Franklin Parkway, San Mateo, California 94403-1906
Sub-Administrator	The Bank of New York Mellon (BNY Mellon) 240 Greenwich Street, New York, New York 10286
Principal Underwriter	Franklin Distributors, LLC One Franklin Parkway, San Mateo, California 94403-1906
Transfer Agent	The Bank of New York Mellon (BNY Mellon) 240 Greenwich Street, New York, New York 10286
Custodian	The Bank of New York Mellon (BNY Mellon) 240 Greenwich Street, New York, New York 10286

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 405 Howard Street, Suite 600, San Francisco, California 94105

Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030. In addition, shareholders may view or download the Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders on the Fund's website at franklintempleton.com.

Shares Outstanding as of the Record Date
The number of outstanding shares of the Fund as of September 24, 2026, the Record Date, are set forth below.

Fund	Number of Shares Outstanding
Franklin Focused Dynamic Growth ETF	7,148,775
Shareholders of the Fund as of the Record Date are entitled to one vote for each share of the Fund that they own.
Principal Holders of Shares
The names and addresses of shareholders of record that owned 5% or more of the outstanding shares of the Fund as of the Record Date are set forth below. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as are set forth below, who owned beneficially more than 5% of the Fund’s outstanding shares.  As of the Record Date, the Trustees and Officers of the Trust, as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.
Name and Address of Account	Number of Shares	Percentage (%)
LPL Financial LLC 4707 Executive Drive San Diego, CA 92121-3091	1,288,958	18.03
Merrill Lynch Pierce Fenner & Smith Attn: Fund Administration/97BR0 4800 Deer Lake Drive East, Fl 2 Jacksonville, FL 32246-6484	1,098,945	15.37
Edward Jones 12555 Manchester Road St. Louis, MO 63131	1,049,534	14.68
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	905,833	12.67

Name and Address of Account	Number of Shares	Percentage (%)
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	890,309	12.45
American Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55402	609,785	8.53
*
Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.
Contacting the Board. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees of Franklin Templeton ETF at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Navid Tofigh, Assistant Secretary. The correspondence will be given to the Board for review and consideration.
FURTHER INFORMATION ABOUT VOTING AND THE MEETING
Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne entirely by the Fund’s investment manager . Franklin Templeton also will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Fund, and regular employees and agents of the Fund’s investment manager or its affiliates involved in the solicitation of proxies are not reimbursed.
Sodali Fund Solutions (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $ 125,000 which will be paid by the Fund’s investment manager . As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.
Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend virtually.
Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation/voting instruction materials, the Trust understands that broker-dealers may not vote on the Proposal on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.
Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present virtually or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal with respect to the Fund.
Method of Tabulation. A 1940 Act Majority Vote is required to approve the Proposal , as described above in the discussion of the Proposal. Shareholders may vote for the Proposal, against the Proposal, or may abstain from voting. Abstentions and broker non-votes will be treated as votes present at a Shareholder’s meeting; abstentions and broker non-votes will not be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; and (ii) will have the effect of a vote against any proposal requiring a 1940 Act Majority Vote , such as the Proposal . It is the Fund’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).
Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (virtually or by proxy and entitled to vote at the Meeting), or by the Chair of the Board or by certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Fund did not have timely notice, as set forth in the SEC’s proxy rules.
Shareholder Proposals. The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders of the Trust should send his or her written proposal to the Trust’s office located at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Navid Tofigh, Assistant Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Trust’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.
No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of Management.
By Order of the Board of Trustees,

October 7, 2026	Patrick O’Connor
President and Chief Executive Officer – Investment Management